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                                                                    EXHIBIT 99
                                                                    ----------
[ZOLTEK logo]

FOR IMMEDIATE RELEASE                                NASDAQ NMS SYMBOL: "ZOLT"
---------------------                                -------------------------

        ZOLTEK REPORTS CONTINUED IMPROVEMENT IN RESULTS OF OPERATIONS,
        --------------------------------------------------------------
                  OPERATING CASH FLOW AND FINANCIAL CONDITION
                  -------------------------------------------

         ST. LOUIS, MISSOURI -- AUGUST 9, 2006 -- Zoltek Companies, Inc. today reported operating income from continuing operations of $4.0 million in the third quarter of its 2006 fiscal year, combined with 58% growth in quarterly sales over fiscal 2005. In addition, cash flows from operating activities were $9.3 million in the recently completed quarter.
         For the quarter ended June 30, 2006, Zoltek's net sales grew to $27.9 million, from $17.6 million in the third quarter of fiscal 2005. Zoltek reported operating income from continuing operations of $4.0 million, compared to an operating loss from continuing operations of $1.2 million in the third quarter of fiscal 2005.
         For the nine months ended June 30, 2006, Zoltek's net sales grew 63% to $71.9 million, from $44.2 million in the first nine months of fiscal 2005. Zoltek reported operating income from continuing operations of $6.3 million in the first three quarters of fiscal 2006, compared to an operating loss from continuing operations of $4.5 million in the first three quarters of fiscal 2005.
         During the quarter ended June 30, 2006, Zoltek's gross margin reached 28%. As the convertible debt issues were converted during the quarter, shareholders' equity increased by $68.2 million to $124.3 million, a significant improvement in Zoltek's balance sheet.
         "Zoltek is continuing its recent trends of much improved financial performance while ramping up to meet whole new levels of demand for low-cost, high-performance carbon fibers coming from new applications outside of aerospace and sporting goods, including wind energy, oil services and infrastructure," Zsolt Rumy, Zoltek's Chairman and Chief Executive Officer said. "Our significantly improved sales and operating income reflect our success in starting the new production lines in Hungary and achieving improved production at our facilities in Abilene, Texas. Due to the timing of our capacity additions, our sales in the third quarter of this year were only slightly higher than they were in the second quarter. We are now in the process of bringing four new carbon fiber production lines into operation at our facilities in Hungary, which will bring to 13 the total number of lines in operation. We expect that expansion will result in significantly increased revenues and profitability beginning in the fourth quarter of this fiscal year and continuing into fiscal 2007."



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[ZOLTEK logo]

Zoltek Reports Continued Improvement In Results of Operations, Operating Cash Flow And Financial Condition
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August 9, 2006

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         "Right now and for the foreseeable future, the only limitation on our growth is our ability to bring new capacity into production on a timely and efficient basis," Rumy said. "In today's market we could increase our carbon fiber prices to our customers to take advantage of tight supply conditions. However, Zoltek is committed to its long-term pricing strategy of supplying carbon fiber at prices that will spur development of new applications for carbon fibers. Contrary to a recent report in a national business publication, we have not deviated from this policy in raising prices for selected customers. Significant price increases for consumer goods produced from carbon fibers are not a reflection of Zoltek's pricing policy."
         Rumy said that the just-ended quarter would be the last in which the Company's reported net income would be subject to wide swings due to derivative accounting rules applied to Zoltek's earlier issuance of convertible debt and warrants. "For some time," Rumy said, "we have been in the strange and anomalous position of having to report substantial net losses as our financial performance actually improved significantly. Due to the conversion of outstanding debt and the exercise of related warrants into Zoltek shares, our net results, beginning in the fourth quarter of this fiscal year, will no longer be subject to such swings. In addition, this has enhanced our equity base."
         Zoltek Companies, Inc. will host a conference call to review third quarter 2006 results and answer questions on Thursday, August 10, at 10:00 am CT. The conference dial-in number is (847) 413-3237. The confirmation code is 8443040. Individuals who wish to participate should dial in 5 to 10 minutes prior to the scheduled start time.

                       FOR FURTHER INFORMATION CONTACT:

                     ZSOLT RUMY, CEO OR KEVIN SCHOTT, CFO
                              3101 MCKELVEY ROAD
                              ST. LOUIS, MO 63044
                                (314) 291-5110

This press release contains forward-looking statements, which are based upon the current expectations of the Company. Because these forward-looking statements are inherently subject to risks and uncertainties, there are a number of factors that could cause the Company's plans, actions and actual results to differ materially. Among these factors are the Company's ability to: re-activate its formerly idle manufacturing facilities on a timely and cost-effective basis, to meet current order levels for carbon fibers; successfully add new capacity for the production of carbon fiber and precursor raw material; execute plans to exit its specialty products business and reduce costs; achieve profitable operations; raise new capital and increase its borrowing at acceptable costs; manage changes in customers' forecasted requirements for the Company's products; continue investing in application and market development; manufacture low-cost carbon fibers and profitably market them; and penetrate existing, identified and emerging markets. The timing and occurrence (or non-occurrence) of transactions and events that determine the future effect of these factors on the Company, as well as other factors, may be beyond the control of the Company. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date of this press release.



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Zoltek Reports Continued Improvement In Results of Operations, Operating Cash
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August 9, 2006

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
                                       ZOLTEK COMPANIES, INC.
                                      SUMMARY FINANCIAL RESULTS
                            (Amounts In Thousands Except Per Share Data)

                                                                              (Unaudited)
                                                                          Three Months Ended
                                                                                June 30
                                                                       2006                 2005
                                                                   ---------------------------------
Net sales..........................................................$     27,900          $    17,643
Cost of sales, excluding available unused capacity costs...........      20,041               16,107
Available unused capacity costs....................................           -                  704
Application and development costs..................................       1,268                  835
Selling, general and administrative expenses.......................       2,585                1,207
OPERATING INCOME (LOSS) FROM CONTINUING OPERATIONS.................       4,006               (1,210)
Interest income....................................................          59                    -
Net interest expense related to non-convertible debt*..............         (68)                (103)
Other, net.........................................................        (224)              (1,327)
Income tax expense.................................................         410                  212
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE
   CONVERTIBLE DEBT EXPENSE*.......................................       3,363               (2,852)
Income (expense) related to convertible debt issuances*............     (24,584)               1,617
Loss from continuing operations....................................     (21,219)              (1,235)
Loss from discontinued operations, net of taxes....................        (248)                (233)
NET LOSS ..........................................................     (21,467)              (1,468)

Net loss per share:
      Basic loss per share:
          Continuing operations....................................$      (0.90)         $     (0.07)
          Discontinued operations..................................       (0.01)               (0.01)
                                                                   ------------          -----------
                Total..............................................$      (0.91)         $     (0.08)
                                                                   ============          ===========
      Diluted loss per share:
          Continuing operations....................................$      (0.90)         $     (0.13)
          Discontinued operations..................................       (0.01)               (0.01)
                                                                   ------------          -----------
                Total..............................................$      (0.91)         $     (0.14)
                                                                   ============          ===========

Weighted average common shares outstanding - basic.................      23,567               18,888
Weighted average common shares outstanding - diluted...............      23,567               20,810

-------------------------

* To provide transparency about measures of the Company's financial performance which management considers most relevant, we supplement the reporting of Zoltek's consolidated financial information under GAAP with "income (loss) from continuing operations before convertible debt expense" which is a non-GAAP financial measure. This non-GAAP financial measure should be considered in addition to, and not as a substitute or superior to, the other measures of financial performance prepared in accordance with GAAP. Using only the non-GAAP financial measures to analyze our performance would have material limitations because its calculation is based on the subjective determination of management regarding the nature and classification of events and circumstances that investors may find material. Management compensates for these limitations by utilizing both the GAAP and non-GAAP measure of its business. Zoltek believes the presentation of this measure is useful to investors because it is more indicative of the company's underlying business performance and, since the Company expects, based on the recent amendment to its September 2005 financing package, that after the third quarter of fiscal 2006, the Company will no longer have any convertible debt or warrants that require derivative accounting.


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[ZOLTEK logo]

Zoltek Reports Continued Improvement In Results of Operations, Operating Cash Flow And Financial Condition
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August 9, 2006

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
                                       ZOLTEK COMPANIES, INC.
                                SUMMARY FINANCIAL RESULTS (CONTINUED)
                            (Amounts In Thousands Except Per Share Data)

                                                                              (Unaudited)
                                                                           Nine Months Ended
                                                                                June 30
                                                                       2006                 2005
                                                                   ---------------------------------
Net sales  ........................................................$     71,941          $    44,194
Cost of sales, excluding available unused capacity costs...........      53,894               40,911
Available unused capacity costs....................................           -                1,753
Application and development costs..................................       3,636                2,487
Selling, general and administrative expenses.......................       8,114                3,540
OPERATING INCOME (LOSS) FROM CONTINUING OPERATIONS.................       6,297               (4,497)
Interest expense related to non-convertible debt*..................        (333)                (810)
Interest income....................................................          59                    2
Other, net ........................................................        (404)              (1,741)
Income tax expense.................................................         688                  431
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE
   CONVERTIBLE DEBT EXPENSE*.......................................       4,931               (7,477)
Expense related to convertible debt issuances*.....................     (47,659)             (20,719)
Loss from continuing operations....................................     (42,728)             (28,196)
Loss from discontinued operations, net of taxes....................        (195)              (1,090)
NET LOSS ..........................................................     (42,923)             (29,286)

Net loss per share:
      Basic loss per share:
           Continuing operations...................................$     (1.98)          $     (1.60)
           Discontinued operations.................................      (0.01)                (0.06)
                                                                   -----------           -----------
                 Total.............................................$     (1.99)          $     (1.66)
                                                                   ===========           ===========
      Diluted loss per share:
           Continuing operations...................................$     (1.98)          $     (1.63)
           Discontinued operations.................................      (0.01)                (0.06)
                                                                   -----------           -----------
                 Total.............................................$     (1.99)          $     (1.69)
                                                                   ===========           ===========

Weighted average common shares outstanding - basic.................     21,540                17,701
Weighted average common shares outstanding - diluted...............     21,540                18,701

-------------------------

* To provide transparency about measures of the Company's financial performance which management considers most relevant, we supplement the reporting of Zoltek's consolidated financial information under GAAP with "income (loss) from continuing operations before convertible debt expense" which is a non-GAAP financial measure. This non-GAAP financial measure should be considered in addition to, and not as a substitute or superior to, the other measures of financial performance prepared in accordance with GAAP. Using only the non-GAAP financial measures to analyze our performance would have material limitations because its calculation is based on the subjective determination of management regarding the nature and classification of events and circumstances that investors may find material. Management compensates for these limitations by utilizing both the GAAP and non-GAAP measure of its business. Zoltek believes the presentation of this measure is useful to investors because it is more indicative of the company's underlying business performance and, since the Company expects, based on the recent amendment to its September 2005 financing package, that after the third quarter of fiscal 2006, the Company will no longer have any convertible debt or warrants that require derivative accounting.